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                                                                   EXHIBIT 99.01

                              EMPLOYMENT AGREEMENT


     This Agreement is made and entered into as of August 27, 1998, by and between Inland Entertainment Corporation, a Utah corporation (the "Company"), Cyberworks, Inc., a California corporation ("Cyberworks"), and Richard T. Harrison, an individual (the "Employee").


                                       RECITALS

     A. The Employee, prior to the date hereof, has been an executive officer and director of Cyberworks.

     B. Pursuant to the Agreement and Plan of Reorganization by and among the Company, Inland Acquisition Corporation ("Acquisition Corp."), Cyberworks and the Employee and the related Agreement of Merger by and among Acquisition Corp. and Cyberworks (collectively, the "Acquisition Agreements"), the Company has acquired 100% of the issued and outstanding shares of capital stock of Cyberworks.

     C. The Company desires to employ the Employee in the same or similar capacity as that previously existing between the Employee and Cyberworks upon the terms and conditions set forth in this Agreement.

     D. The Employee is willing to enter into this Agreement with respect to the Employee's employment and services upon the terms and conditions set forth in this Agreement.


                                    AGREEMENT

     In consideration of the provisions set forth in this Agreement, the parties agree as follows:

     1.   Employment; Duties and Obligations

          1.1 Employment. The Company hereby employs the Employee in the capacity of President and Chief Operating Officer of Cyberworks for the term of this Agreement, and the Employee hereby accepts such employment upon the terms and conditions hereinafter set forth. Notwithstanding anything to the contrary herein, except with the consent of the Employee, the Employee's principal place of employment during the term of this Agreement or any renewal thereof shall be located in California.

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          1.2 Service to the Company and Cyberworks. The Employee shall have primary responsibility for, among other things, managing and directing the day-to-day business of Cyberworks, subject to applicable law and the policies of the Company's Board of Directors and the Executive Committee of the Company's Board of Directors and the Board of Directors of Cyberworks.

          1.3 Devotion of Time to the Business. The Employee shall devote his entire professional time and best efforts to the business of Cyberworks, the Company and its subsidiaries, and shall not during the term of this Agreement engage in any other business activities. This Agreement shall not be construed as preventing the Employee from participating as a board member of any business not directly competing with or dissimilar in nature to the business of the Company or any of its subsidiaries or from investing his assets in such form or manner as will not require any services on the part of the Employee for or with respect to any of the entities in which such investments are made, except as otherwise restricted pursuant to Section 7 herein, provided however, that in the event that the Employee, directly or indirectly, acquires, holds, or retains any interest in any business not directly competing with or dissimilar in nature to the business of the Company or any of its subsidiaries, then the Employee shall notify the Company within ten (10) days of such an event. This Agreement shall not be interpreted to prohibit the Employee from making passive personal investments or conducting private business affairs if those activities do not materially interfere with the services required under this Agreement. The Employee shall not, however, directly or indirectly, acquire, hold, or retain any interest in any business directly competing with or similar in nature to the business of the Company or any of its subsidiaries; provided however, that the Employee's beneficial ownership of debt securities in an amount not exceeding $20,000 and/or publicly-traded equity securities in an amount not exceeding 5% of the total outstanding number of shares of the particular class of such equity securities, which are issued by any entity engaged in activities which are competitive with the business of the Company or any of its subsidiaries shall not be deemed to be a breach of any duty or obligation owed by the Employee to the Company or any of its subsidiaries hereunder.

     2. Term. The initial term of this Agreement shall commence as of August 27, 1998 and shall continue in effect until August 27, 2001 (the "Expiration Date").

     3.   Compensation

          3.1 Base Salary. For all services rendered by the Employee under this Agreement, the Company (or its designee) shall pay the Employee an annual base salary related to the fiscal year of the Company (the "Base Salary"), payable in accordance with the regular payroll practices of the Company (but at least once a month), at a rate determined in accordance with this Agreement.



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               3.1.1 Initial Base Salary. The initial Base Salary to be paid hereunder is $228,000 per annum.

               3.1.2 Adjustments to Base Salary. The Compensation Committee of the Board (or in the absence of a compensation committee, the Board committee performing equivalent functions or the entire Board of Directors of the Company) shall review the Base Salary of the Employee and determine whether to adjust it; provided however that the Base Salary for any fiscal year shall not be less than the initial Base Salary to be paid to the Employee hereunder. The first such review shall occur prior to December 31, 1998; thereafter, such reviews shall occur within three months of the end of each of the Company's fiscal years, commencing with the Company's fiscal year ending June 30, 1999.

          3.2 Performance Bonus. The Compensation Committee (or in the absence of a compensation committee, the Board committee performing equivalent functions or the entire Board of Directors of the Company) may evaluate the Employee's performance at the end of each fiscal year commencing with the Company's fiscal year ending June 30, 1999, or at such other time(s) as such committee (or the Board, as the case may be) shall deem it to be appropriate, and determine whether the Employee's performance merits payment of a performance bonus to the Employee. The performance bonus is wholly discretionary.

          3.3 Long-Term Incentive Compensation. The Employee shall be eligible to participate in all of the Company's long-term incentive compensation plans, including, but not limited to, any Company stock option, restricted stock or SAR plan (with the exception of those plans only applicable to non-employee directors).

          3.4 Other Benefits. The Employee shall be eligible to participate in, and be covered by, all such other employee benefits generally provided to an executive officer of the Company. Such benefits include but are not limited to, health (including coverage for family members subject to plan limitations), life and disability insurance, vacation and sick leave.

          3.5 No Prohibition as to Other Compensation. Nothing herein shall be deemed to preclude the Company, or any of the Company's subsidiaries, from awarding additional compensation or benefits to the Employee during the term of this Agreement, upon approval of the Compensation Committee (or in the absence of a compensation committee, the Board committee performing equivalent functions or the entire Board of Directors of the Company), whether in the form of raises, bonuses, additional fringe benefits or otherwise.



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          3.6  Expenses. The Company, in accordance with its policy (which may be modified from time to time) shall promptly reimburse the Employee for all expenses incurred by the Employee in relation to the business of Cyberworks, including, without limitation, expenses pertaining to travel, lodging, meals, entertainment, seminars and periodicals. The Employee shall provide the Company or the applicable subsidiary of the Company, as the case may be, with reasonable documentation showing the business purpose and cost of each item of expense submitted for reimbursement.

          3.7 Tax Withholding. The Company and, to the extent applicable, any other subsidiary of the Company, shall have the right to deduct and withhold from the compensation payable to the Employee hereunder such amounts as may be necessary to satisfy such corporation's obligations to federal, state and local authorities to withhold taxes from compensation otherwise payable to the Employee.

     4.   Termination

          4.1 Termination for Cause. The Company or Cyberworks may terminate this Agreement and discharge the Employee for cause at any time following any applicable cure period (if any is specifically designated in this Section 4.1) upon written notice specifying the reasons for such termination. For purposes of this Agreement, "cause" shall mean (a) the failure to follow the reasonable instructions of the Board of Directors of the Company or Cyberworks and, if a breach should occur, failure to cure such breach within thirty (30) days after written notice thereof from the Company or Cyberworks, as the case may be, (b) the material breach of any term of this Agreement and failure to cure such breach within thirty (30) days after written notice thereof from the Company or Cyberworks, as the case may be, or (c) the misappropriation of assets of the Company or any subsidiary of the Company by the Employee resulting in a material loss to such entity. The Employee shall not be entitled to receive any further payments or other benefits under this Agreement after the expiration of 30 days from the date of such notice, other than benefits which have previously vested in the Employee. The exercise of the right of the Company or Cyberworks to terminate this Agreement pursuant to this Section 4.1 shall not abrogate the rights and remedies of the terminating party in respect of the breach or misappropriation giving rise to such termination.

          4.2 Termination Upon Death. This Agreement shall automatically terminate upon the death of the Employee, and the Employee shall not be entitled to receive any further payments or benefits under this Agreement, except that the Company and/or its subsidiaries, if any, as the case may be, shall pay to the Employee's legal representative the full salary for the month in which he dies and such legal representative shall be entitled to receive those benefits which have previously vested in the Employee.



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          4.3  Termination by the Company or Cyberworks Without Cause. In the
event the Company or Cyberworks shall give written notice of termination without cause during the then current term of this Agreement, the Employee's term of employment shall terminate effective on the last day of the month such notice is deemed effective (the "Termination Date"). Thereafter, the Employee shall be entitled to receive for the remainder of the then current term of this Agreement the Base Salary then in effect, and the health, life, disability insurance benefits and the other employee benefits which the Employee had prior to such termination including, but not limited to those set forth in Section 3.4. Additionally, in the event of Employee's termination without cause, the date of exercisability of each outstanding option, and the date on which all vesting or performance restrictions lapse on any award pursuant to the Company's employee benefit plans, shall be immediately accelerated to the Termination Date, allowing the Employee to immediately acquire all of the outstanding unvested options or to immediately hold such stock free and clear of any vesting or performance restrictions, as the case may be. In accordance with the foregoing, any stock option agreement or other stock award agreement granted to Employee shall have as a term and condition of such grant or award the provision described in Section 5.2.

          4.4 Termination By the Employee. Notwithstanding anything to the contrary herein, this Agreement may be terminated by the Employee upon 60 days prior written notice.

     5.   Termination Following Change in Control.

          5.1 Election. If the Employee elects to resign with Good Reason (as hereinafter defined) within one year after a Change in Control (as hereinafter defined), then as a severance benefit and in lieu of all compensation or damages, the Company or Cyberworks shall pay the Employee in one lump sum or in equal monthly installments, at the sole election of the Employee, an aggregate amount equal to the Base Salary in effect at the time of such resignation for the remainder of the then current term of the Agreement and the Employee shall be entitled to receive for the remainder of the then current term of this Agreement and the health, life, disability insurance benefits and the other employee benefits which the Employee had prior to such resignation including, but not limited to those set forth in Section 3.4.

          5.2 Terms of Stock Options or Other Stock-Based Awards. Any stock option agreement or other stock award agreement heretofore or hereafter granted under the Company's stock based compensation plans shall have as a term and condition of such grant or award (in addition to such other provisions and whether inserted into the applicable agreement or not) the following provision:



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               "Notwithstanding anything to the contrary, if in connection with or as a result of a Change in Control (as defined in the Employment Agreement, hereinafter defined) the Employee elects to resign under Section 5 of the Employment Agreement by and between the Company and Cyberworks and the Employee dated as of August 27, 1998 (the "Employment Agreement"), or, irrespective of a Change of Control, the Company or Cyberworks elects to terminate the Employee without cause (as defined in the Employment Agreement) then the date of exercisability of each outstanding option, and the date on which all vesting or performance restrictions lapse on any award pursuant to the Company's employee benefit plans, shall be immediately accelerated, allowing the Employee to immediately acquire all of the outstanding unvested options or to immediately hold such stock free and clear of any vesting or performance restrictions, as the case may be."

          5.3  Definitions

               5.3.1 For purposes of this Section 5 "Change in Control" shall mean:

                         (a) The Company is merged, consolidated or reorganized
               into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is defined in subsection (c) hereof) of the Company immediately prior to such transaction;

                         (b) The Company sells all or substantially all of its
               assets to any other corporation or other legal person and as a result of such sale of all or substantially all of its assets less than a majority of the combined voting power of the then-outstanding voting securities of which are held directly or indirectly in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;


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                         (c) There is a report filed on Schedule 13D or Schedule
               14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange
               Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 30% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors of the Company ("Voting Stock");

                         (d) The Company files a report or proxy statement with
               the Securities and Exchange Commission pursuant to the Exchange Act disclosing in, or in response to, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

                         (e) If during any period of two consecutive years, the
               individuals who constituted the Board at the beginning of any such period cease for any reason to constitute at least a majority thereof unless the election (including, but not limited to, filling of a vacancy by the remaining Board members), or the nomination for election by the Company's stockholders, of new members of the Board was approved by a vote of at least two-thirds of the members of the Board still in office who were members of the Board at the beginning of any such period; or

                         (f) Notwithstanding the foregoing provisions of (i)
               subsections (c) or (d) hereof, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement solely because the Company, an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities of such entity (an "Affiliate"), any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing


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               beneficial ownership by it of shares of voting securities of the
               Company, whether in excess of 30% or otherwise, or because the Company reports that a Change in Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) subsection (c) hereof, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement solely because a person who, on the date of this Agreement, is a holder of five percent (5%) or more of the Voting Stock and who also is an officer and director of the Company acquires 30% or more of the Voting Stock and/or files a report specified in subsection (c) hereof.

                         (g) Notwithstanding the foregoing provisions of
               subsections (a) and (b) hereof, a "Change of Control" shall not be deemed to have occurred for purposes of this Agreement solely because the Company engages in an internal reorganization, which may include a transfer of assets to one or more Affiliates, provided that such transaction has been approved by at least two-thirds of the Directors of the Company and as a result of such transaction or transactions, at least 80% of the combined voting power of the outstanding securities of the Company or its successor are held in the aggregate by the holders of Voting Stock immediately prior to such transactions.

               5.3.2 For purposes of this Section 5, the Employee shall be deemed to have resigned "with Good Reason" if he does so following a Change in Control as a result of the Company or any or its subsidiaries, having done any or all of the following without the Employee's express written consent: (a) assigned the Employee different duties or made changes in his reporting responsibilities, title, or office that are substantially inconsistent with the Employee's duties, responsibilities, titles, or offices immediately prior to the Change in Control; (b) reduced the Employee's Base Salary from that in effect at the time of the Change in Control; (c) failed to continue any bonus plan in substantially the same form as it existed prior to the Change in Control; (d) required the Employee to be based more than 50 miles from his present office location, except for required travel consistent with the Employee's present business travel obligations; (e) failed to continue any plan or program for compensation, employee benefits, stock purchase or ownership, life insurance, group medical, disability, or vacation in substantially the same form as immediately prior to the Change in Control, or otherwise made any material reduction in the Employee's fringe benefits including but not limited to those described in Section 3 herein; or (f) failed to obtain the assumption of this Agreement by any successor to the Company.



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          5.4  Relationship to Other Termination Sections. The Employee shall not be entitled to the benefits of this Section 5 if this Agreement and his employment are terminated pursuant to Sections 4.1, 4.2, 4.3 (except as otherwise provided in Section 4.3 or 4.4 herein).

          5.5 Company's Sole Obligations. In the event of any termination pursuant to this Section 5, the payment of all compensation owing for services rendered by the Employee prior to such termination and of the severance benefits set forth in this Section 5 as applicable constitute the sole obligations of the Company and are in lieu of any damages or other compensation that the Employee may claim in connection with this Agreement.

     6. Resignation as Director and Officer. In the event of any termination or resignation pursuant to Sections 4.1, 4.3, 4.4 or 5, the Employee shall be deemed to have resigned voluntarily as an officer and director of the Company (and of any subsidiaries of the Company) if he was serving in any of such capacities at the time of termination.

     7. Noncompetition. The Employee acknowledges that, in connection with the acquisition of Cyberworks by the Company pursuant to the Acquisition Agreements and the Company's employment of the Employee hereunder, the Employee has entered into a Noncompetition Agreement with the Company bearing an even date herewith.

     8.   Inventions and Improvements.

          (a) The Employee hereby assigns to the Company (or, at the discretion of the Company, any of its subsidiaries that it designates) an exclusive right to all inventions, discoveries, ideas and improvements made by him, whether alone or jointly with others, relevant to the subject matter of his employment, prior to the date of his employment hereunder.

          (b) In carrying out research, developmental and productive activities for the Company and its subsidiaries, the Employee shall accurately record the precise nature thereof and the data derived therefrom, and all such data and records shall be and remain the sole and exclusive property of the Company and its subsidiaries.

          (c) The Employee hereby recognizes as the exclusive property of the Company (and, as appropriate, its subsidiaries) and hereby assigns to the Company (and, as appropriate, its subsidiaries) without further consideration:

               (i) all inventions, discoveries, ideas, copyright rights, maskworks, improvements and any other intellectual property made, conceived or discovered, by the


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Employee during the term of this Agreement, whether by himself or jointly with others (whether or not employees of the Company or its subsidiaries) and whether or not made at the Company's premises or during working hours, relating or pertaining in any way to the kind of business or any tests, research or development carried on by the Company, or any subsidiary or affiliate of the Company; and

               (ii) all of his right, title and interest in and to each application for Letters Patent of the United States or of any foreign country that he either alone or jointly with others (whether or not employees of the Company or its subsidiaries), may hereafter file with respect to any such invention, discovery, idea or improvement and each patent that may be issued thereon.

          (d) The Employee agrees to execute any assignments to the Company or its nominee of his rights, title and interest in any such inventions, discoveries, ideas, copyright rights, maskworks, improvements, and any other intellectual property, and any other instruments and documents requisite or desirable in applying for and obtaining patents, trademarks or copyrights, at the cost of the Company with respect thereto in the United States and all foreign countries as and when requested by the Company. The Employee further agrees, whether in the employ of the Company (or its subsidiaries) or not, to cooperate to the extent and in the manner requested by the Company in the prosecution or defense of any patent claims or any litigation or other proceedings involving any inventions, discoveries or improvements covered by this Agreement, but all expenses thereof shall be paid by the Company or one of its subsidiaries. Any invention, discovery, idea or improvement within the scope of this Section 8 shall be disclosed promptly in writing to the Board of Directors of the Company.

          (e) In the event the Company is unable to secure the Employee's signature on any document or documents needed to apply for or prosecute any patent, copyright or other right or protection relating to an invention, discovery, idea or improvement, whether because of his physical or mental incapacity or for any other reason whatsoever, the Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agent and attorney-in-fact, to act for and in his behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, or similar protections thereon with the same legal force and effect as if executed by him.

     9. No conflict With Other Employment Agreements. The Employee represents and warrants that there are no other agreements or duties on the Employee's part now in existence to assign inventions, discoveries, ideas or improvements to any party other than the Company or one of its subsidiaries. The Employee will not disclose to the Company or one of its subsidiaries or induce the Company or one of its


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

subsidiaries to use any confidential information or material that he is now or shall become aware of that belongs to a former employer or any party other than the Company or one of its subsidiaries.

     10. Confidential Information. The parties hereto covenant and agree to execute, contemporaneously herewith, a Confidentiality Agreement substantially in the form attached hereto as Exhibit A.

     11. Authority. The Company represents and warrants to the Employee that the performance of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all requisite action and that the individual executing this Agreement on behalf of the Company has the power and authority to execute this Agreement.

     12. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be given by hand delivery, facsimile, telecopy, overnight courier service, or by United States certified or registered mail, return receipt requested. Each such notice, request, demand or other communication shall be effective (a) if delivered by hand or by overnight courier service, when delivered at the address specified in this Section; (b) if given by facsimile or telecopy, when such facsimile or telecopy is transmitted to the facsimile or telecopy number specified in this Section and confirmation is received; and (c) if given by certified or registered mail, five days after the mailing thereof.

          Address for notices (unless and until written notice is given of any other address):

          If to the Company:

          Inland Entertainment Corporation.
          16868 Via Del Campo Court, #200
          San Diego, California 92127
          Attention: Andrew B. Laub, Executive Vice President,
                     Chief Financial Officer, and Treasurer
          Fax: (619) 716-2101

          If to the Employee:

          Mr. Richard T. Harrison
          747 Golden Park Avenue
          San Diego, California 92106
          (619) 222-1475


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     13.  Further Documents and Acts. Each of the parties hereto agrees to cooperate in good faith with the other and to execute and deliver such further instruments and perform such other acts as may be reasonably necessary or appropriate to consummate and carry into effect the transactions contemplated under this Agreement.

     14. Financial Reporting. Any computation pertaining to the Company's financial affairs to be made hereunder or referenced herein shall be based on generally accepted accounting principles, applied on a consistent basis.

     15. Attorneys' Fees. In any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, the prevailing party in such action shall be awarded, in addition to any damages, injunctions or other relief, and without regard to whether or not such matter be prosecuted to final judgment, such party's costs and expenses, including reasonable attorneys' fees.

     16. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof.

     17. Venue. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of California, County of San Diego, and/or the United States District Court for the Southern District of California for any actions, suits, controversies or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth above shall be effective service of process for any action, suit or proceeding brought against the parties in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit, controversies or proceeding arising out of this agreement or the transactions contemplated hereby, in the courts of the State of California, County of San Diego and/or the United States District Court for the Southern District of California, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient or improper forum.

     18. Amendments/Waiver. This Agreement may be amended, supplemented, modified and/or rescinded only through an express written instrument signed by all the parties or their respective successors and assigns. Any party may specifically and expressly waive in writing any portion of this Agreement or any breach hereof, but no such waiver shall constitute a further or continuing waiver of any preceding or succeeding breach of the same or any other provision. The consent by one party to any act for which


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

such consent was required shall not be deemed to imply consent or waiver of the necessity of obtaining such consent for the same or similar acts in the future.

     19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     20. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

     21. Entire Agreement. This Agreement contains the entire and complete understanding between the parties concerning its subject matter and all representations, agreements, arrangements and understandings between or among the parties, whether oral or written have been fully merged herein and are superseded hereby.

     22. Remedies. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement shall be cumulative and no one of them shall be exclusive of any other.

     23. Successors. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, legal representatives, personal representatives, successors and assigns.

     24. Interpretation. The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the Sections of this Agreement are for convenience only and shall not affect the construction or interpretation of any of the provision herein.

     25. Miscellaneous. Each provision of this Agreement to be performed by a party hereto shall be deemed both a covenant and condition, and shall be a material consideration for the other party's performance hereunder, and any breach thereof by the party shall be deemed a material default hereunder. The recitals and all other documents referenced in this Agreement are fully incorporated into this Agreement by reference. Unless expressly set forth otherwise, all references herein to a "day" shall be deemed to be a reference to a calendar day. Unless expressly stated otherwise, cross-references herein shall refer to provisions within this Agreement, and shall not be deemed to be


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references to the overall transaction or to any other document. Time is of the essence in the performance of this Agreement.

     EMPLOYEE ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT AND UNDERSTANDS ITS CONTENTS. EMPLOYEE ALSO ACKNOWLEDGES THAT THE COMPANY HAS INFORMED HIM THAT THIS AGREEMENT DOES NOT REQUIRE EMPLOYEE TO ASSIGN TO THE COMPANY ANY INVENTION WHICH QUALIFIES FULLY UNDER THE PROVISIONS OF SECTION 2870 OF THE CALIFORNIA LABOR CODE, A COPY OF WHICH IS ATTACHED AS EXHIBIT B TO THIS AGREEMENT. BY SIGNING THIS AGREEMENT, EMPLOYEE AGREES TO BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.



                            (Signature page follows)

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:                  INLAND ENTERTAINMENT CORPORATION,
                          a Utah corporation


                          By:   /s/ L. Donald Speer, II
                                --------------------------------
                                L. Donald Speer, II
                                Chairman of the Board, Chief
                                Executive Officer and President


CYBERWORKS:               CYBERWORKS, INC.,
                          a California corporation


                          By:   /s/ Richard T. Harrison
                                --------------------------------
                                Richard T. Harrison
                                President



EMPLOYEE:                 /s/ Richard T. Harrison
                          -----------------------------
                          Richard T. Harrison

                                    EXHIBIT A

                            CONFIDENTIALITY AGREEMENT

                  EMPLOYEE AGREEMENT REGARDING CONFIDENTIALITY



        In return for new or continued employment by INLAND ENTERTAINMENT CORPORATION (the "Company"), I acknowledge and agree that:

        1. DEFINITION. For purposes of this Agreement, unless otherwise noted, all references to the "Company" shall include the Company and/or all of its direct and indirect subsidiaries.

        2. OBLIGATIONS OF CONFIDENTIALITY. I will maintain in confidence and will not, either during or at any time after the term of my employment without the prior express written consent of the Company, communicate or disclose to, or use for the benefit of myself or any other person, firm, association or corporation (including, without limitation, any subsequent employer) any proprietary or confidential information, trade secret or know-how belonging to the Company ("Proprietary Information"), whether or not it is in written or permanent form, except to the extent required to perform duties on behalf of the Company in my capacity as an employee. Such Proprietary Information includes, but is not limited to, techniques, processes, plans or methods of the Company in developing, marketing and licensing products and services, and technical and business information relating to the Company's inventions or products, research and development, production processes, manufacturing and engineering processes, machines and equipment, finances, existing and potential customers and suppliers, marketing and future business plans. However, such Proprietary Information shall not include any materials, techniques, or information of the type specified to the extent that such materials, techniques or information are publicly known or generally utilized by others engaged in the same business or activities as that in the course of which the Company utilized, developed or otherwise acquired such materials, techniques, or information. Upon termination of my employment or at the request of my supervisor before termination, I will deliver to the Company all written and tangible material in my possession belonging to the Company incorporating the Proprietary Information or otherwise relating to the Company's Business. These obligations with respect to Proprietary Information extend to information belonging to customers and suppliers of the Company who may have disclosed such information to me as the result of my status as an employee of the Company. The covenants made in this
Section 2 shall commence on the date hereof and shall be perpetual with respect to any Proprietary Information. Notwithstanding anything to the contrary herein, in response to a valid court order or other governmental body (including any administrative body or legislative body, including a committee thereof, with jurisdiction to order the Company to divulge, disclose or make accessible such information), the Employee may divulge Proprietary Information;

provided however, that the Employee shall immediately notify the Company of his receipt of any subpoena or other notice to testify (orally or in writing) or appear and/or produce documents to enable the Company to take action to prevent such Proprietary Information from being made public or otherwise disclosed.

        3. POSSESSION OF INFORMATION IN TANGIBLE FORM. All Proprietary Information consisting of records, reports, notes, compilations, computer software programs or disks or other recorded matter, and copies or reproductions thereof, relating to the Company's operations, activities or business, made or received by me during any period of employment with the Company are and shall be the Company's exclusive property, and I will keep the same at all times in the Company's custody and subject to its control, and will surrender the same at the termination of my employment if not before.

        4. COMPANY'S REMEDIES FOR BREACH. I acknowledge that a breach by me of this Agreement cannot reasonably or adequately be compensated in damages in an action at law, and that a breach of any of the provisions contained in this Agreement will cause the Company irreparable injury and damage. By reason thereof, I agree that the Company shall be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement; provided, however, that no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach.

        5. SEVERABILITY. In the event that any provision of this Agreement or any word, phrase, clause, sentence or other portion thereof should be held to be unenforceable or invalid for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable laws.

        6. BINDING EFFECT. This Agreement shall be binding upon my heirs, executors, administrators or other legal representatives or assigns and shall inure to the benefit of and be enforceable by the Company and its successors and assigns.

        7. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof.

        9. VENUE. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of California, County of San Diego, and/or the United States District Court for the Southern District of

California for any actions, suits, controversies or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth above shall be effective service of process for any action, suit or proceeding brought against the parties in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit, controversies or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of California, County of San Diego and/or the United States District Court for the Southern District of California, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient or improper forum.



                            (signature page follows)

        IN WITNESS WHEREOF, I have hereunto set my hand as of this ____ day of August, 1998.



                                            -----------------------------
                                            Richard T. Harrison


                                            Address:
                                            747 Golden Park Avenue
                                            San Diego, California 92106
                                            (619) 222-1475

Accepted and agreed:

INLAND ENTERTAINMENT CORPORATION,
a Utah corporation



---------------------------
L. Donald Speer, II
Chairman of the Board, Chief Executive
Officer and President

                                    EXHIBIT B

                    SECTION 2870 OF THE CALIFORNIA LABOR CODE

                    SECTION 2870 OF THE CALIFORNIA LABOR CODE


SECTION 2870. EMPLOYMENT AGREEMENTS; ASSIGNMENT OF RIGHTS

        (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

               (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

               (2) Result from any work performed by the employee for the employer.

        (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.